VALIC COMPANY I

Small Cap Aggressive Growth Fund

Supplement to the Prospectus dated October 1, 2010

In the Fund Summary section titled “Investment Adviser,” Thomas C. Ognar, CFA, a portfolio manager with Wells Capital Management Incorporated will act as the sole portfolio manager of the Small Cap Aggressive Growth Fund (the “Fund”). Mr. Ognar began managing the Fund on March 12, 2011.

Additionally, in the section titled “About VC I’s Management — Investment Sub-Advisers — Wells Capital Management Incorporated (“Wells Capital”),” the disclosure with respect to Wells Capital’s management of the Fund is deleted and replaced with the following: “Mr. Ognar joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002.”

Date: May 10, 2011

VALIC COMPANY I

Small Cap Aggressive Growth Fund

Supplement to the Statement of Additional Information dated October 1, 2010

In the section titled “Portfolio Managers” under the heading “Other Accounts,” beginning on page 46, the chart is amended to include Thomas C. Ognar as a portfolio manager of the Small Cap Aggressive Growth Fund and delete references to Jerome “Cam” Philpott and Stuart Roberts.

Fund	Advisers/ Sub-adviser	Portfolio Manager	Other Accounts
(As of March 31, 2011)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($millions)	No. of Accounts	Assets ($millions)
Small Cap Aggressive Growth Fund	Wells Capital	Thomas C. Ognar	8	$5,284	1	$49	33	$586

Date: May 10, 2011